UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 1, 2006

Sunstone Hotel Investors, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-32319	20-1296886
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

903 Calle Amanecer, Suite 100 San Clemente, California	92673
(Address of Principal Executive Office)	(Zip Code)

(949) 369-4000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Sunstone Hotel Investors, Inc. (the “Company”) has appointed Jon D. Kline, 39, to be President of the Company. Mr. Kline will also continue as Chief Financial Officer until January 1, 2007. Robert A. Alter, the Company’s Chief Executive Officer, previously also held the position of President. Mr. Kline has served as Executive Vice President and Chief Financial Officer of the Company or its predecessor since April 2003. Previously, Mr. Kline spent five years with Merrill Lynch & Co.’s Investment Banking Division, during which time he directed the firm’s Hospitality and Leisure practice. Before that time, he was a member of the Real Estate and Lodging Finance Group of Smith Barney’s Investment Banking Division as well as an attorney with Sullivan & Cromwell LLP. Mr. Kline holds a B.A. degree in Economics from Emory University and a J.D. degree from New York University School of Law. Information regarding Mr. Kline’s employment agreement with the Company and certain transactions with the Company can be found in the Company’s Proxy Statement for its 2006 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on March 31, 2006.

The Company also has appointed Kenneth E. Cruse, 37, to be Senior Vice President—Finance, effective immediately, and Chief Financial Officer, effective January 1, 2007. Mr. Kline will continue to serve as Chief Financial Officer until January 1, 2007. Mr. Cruse had previously served as Senior Vice President—Asset Management and Corporate Transactions for the Company since April 2005. For the eight years prior to joining Sunstone, Mr. Cruse worked in a variety of roles for Host Marriott Corporation, now Host Hotels and Resorts, most recently as Vice President, Corporate Finance from 2000. Mr. Cruse holds a B.S. degree from Colorado State University and an M.B.A. degree with distinction from Georgetown University.

Except for Mr. Kline’s employment agreement with the Company, there are no arrangements or understandings between Mr. Kline or Mr. Cruse and any other person(s) pursuant to which either was selected as an officer. In addition, there are no family relationships between Mr. Kline or Mr. Cruse and any other director or executive officer of the Company.

A copy of the Company’s September 5, 2006 press release announcing these appointments is attached hereto as Exhibit 99.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) The following exhibit is filed herewith:

Exhibit Number	Description
99.1	Press Release dated September 5, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sunstone Hotel Investors, Inc.

Date: September 7, 2006	By:	/s/ Jon D. Kline
Jon D. Kline President and Chief Financial Officer